Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date: June 8, 2026

WPGG 14 ORION INVESTMENTS, L.P.

By: WPGG 14 Orion Investments GP, LLC, its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WPFS II ORION INVESTMENTS, L.P.

By: WPFS II Orion Investments GP, LLC, its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WPGG 14 ORION INVESTMENTS GP, LLC

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WPFS II ORION INVESTMENTS GP, LLC

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS (CALLISTO) GLOBAL GROWTH 14 (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH 14 (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14-B (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH 14 PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WP GLOBAL GROWTH 14 PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II-E (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR II PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

3

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH 14 GP, L.P.

By:	Warburg Pincus (Cayman) Global Growth 14 GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH 14 GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR II GP, L.P.

By:	Warburg Pincus (Cayman) Financial Sector II GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR II GP LLC

By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

4

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: Authorised Signatory

WARBURG PINCUS LLC

By:	/s/ Harsha Marti
Name: Harsha Marti
Title: General Counsel, Managing Director